                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------
KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Associates' Discounted Stock Purchase Plan (the "Plan") relating to all common shares of the Corporation which may be subject to the exercise of options to be granted under the Plan; and

  WHEREAS, the undersigned is a director and an officer of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of June, 1994.


                                                          /s/ Bannus B. Hudson
                                                          -------------------------------
                                                          Bannus B. Hudson
                                                          President and Chief Executive Officer
                                                          (Principal Executive Officer)
                                                          and Director

STATE OF OHIO            )
                         )    SS:
COUNTY OF HAMILTON       )


  On the 17th day of June 1994, personally appeared before me Bannus B. Hudson, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 17th day of June, 1994.


                                                          Kathleen Zinns
                                                          ---------------
                                                          Notary Public

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Associates' Discounted Stock Purchase Plan (the "Plan") relating to all common shares of the Corporation which may be subject to the exercise of options to be granted under the Plan; and

  WHEREAS, the undersigned is an officer of the Corporation, as indicated below under his name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of June, 1994.


                                                        /s/ Edwin C. Gerth
                                                        --------------------------------
                                                        Edwin C. Gerth
                                                        Vice President - Corporate Controller
                                                        (Principal Accounting Officer)

STATE OF OHIO            )
                         )    SS:
COUNTY OF HAMILTON       )


  On the 17th day of June, 1994, personally appeared before me Edwin C. Gerth, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 17th day of June, 1994.


                                                        Kathleen Zinns
                                                        -----------------
                                                        Notary Public

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



       WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's 1994 Associates' Discounted Stock Purchase Plan (the "Plan") relating to all common shares of the Corporation which may be subject to the exercise of options to be granted under the Plan; and

       WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus
B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of June, 1994.


                                                            /s/ Roger L. Howe
                                                            -------------------------------
                                                            Roger L. Howe
                                                            Director

STATE OF OHIO            )
                         )    SS:
COUNTY OF HAMILTON       )

       On the 17th day of June, 1994, personally appeared before me Roger L. Howe, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 17th day of June, 1994.


                                                            Kathryn D. Johnson
                                                            --------------------
                                                            Notary Public

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



       WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Associates' Discounted Stock Purchase Plan (the "Plan") relating to all common shares of the Corporation which may be subject to the exercise of options to be granted under the Plan; and

       WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus
B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of June, 1994.


                                                                 /s/ Charles S. Mechem, Jr.
                                                                 ------------------------------
                                                                 Charles S. Mechem, Jr.
                                                                 Director

STATE OF OHIO            )
                         )    SS:
COUNTY OF HAMILTON       )

       On the 14th day of June, 1994, personally appeared before me Charles S. Mechem, Jr., to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 14th day of June , 1994.


                                                                 James J. Crowe
                                                                 ---------------
                                                                 Notary Public

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



       WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Associates' Discounted Stock Purchase Plan (the "Plan") relating to all common shares of the Corporation which may be subject to the exercise of options to be granted under the Plan; and

       WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus
B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of June, 1994.


                                                              /s/ John L. Roy
                                                              ---------------------------------
                                                              John L. Roy
                                                              Director

STATE OF OHIO            )
                         )   SS:
COUNTY OF HAMILTON       )


       On the 16th day of June, 1994, personally appeared before me John L. Roy, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 16th day of  June, 1994.


                                                              Beverly K. Loving
                                                              -----------------
                                                              Notary Public

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



       WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Associates' Discounted Stock Purchase Plan (the "Plan") relating to all common shares of the Corporation which may be subject to the exercise of options to be granted under the Plan; and

       WHEREAS, the undersigned is a director of the Corporation, as indicated below under his name;

       NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus
B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, his attorneys for him and in his name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of June, 1994.


                                                            /s/ Philip E. Beekman
                                                            -------------------------------
                                                            Philip E. Beekman
                                                            Director

STATE OF OHIO            )
                         )   SS:
COUNTY OF HAMILTON       )


       On the 21st day of June, 1994, personally appeared before me Philip E. Beekman, to me known to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 21st day of  June, 1994.


                                                            Patricia S. Steiner
                                                            --------------------
                                                            Notary Public

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS:



  WHEREAS, THE UNITED STATES SHOE CORPORATION, an Ohio corporation (hereinafter referred to as the "Corporation"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 with respect to the Corporation's Associates' Discounted Stock Purchase Plan (the "Plan") relating to all common shares of the Corporation which may be subject to the exercise of options to be granted under the Plan; and

  WHEREAS, the undersigned is a director of the Corporation, as indicated below under her name;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints Bannus B. Hudson, K. Brent Somers, James J. Crowe and John S. Stith, and each of them, her attorneys for her and in her name, place and stead, and authorizes each of such attorneys and any of them to execute and file the Registration Statement, including the prospectuses, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in connection therewith as fully to all intents and purposes as she might or could do if personally present at the doing thereof, and hereby ratifies and confirms all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of June, 1994.


                                                       /s/ Phyllis S. Sewell
                                                       ----------------------------------
                                                       Phyllis S. Sewell
                                                       Director

STATE OF OHIO       )
                    )   SS:
COUNTY OF HAMILTON  )

  On the 20th day of June, 1994, personally appeared before me Phyllis S. Sewell, to me known to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 20th day of June, 1994.

                                                       Patricia M. Blitzer
                                                       --------------------
                                                       Notary Public